REVOLVING CREDIT AGREEMENT

THIS REVOLVING CREDIT AGREEMENT, (this “Agreement”) is made as of November 6, 2015, between NAVIENT CORPORATION, a Delaware corporation (the “Lender”) and each statutory trust duly organized under the laws of the State of Delaware specified on the signature page hereof (the “Trust”).

PRELIMINARY STATEMENTS

WHEREAS, each Trust has issued classes of federally guaranteed student loan backed notes (the “Notes”) pursuant to the related Indenture specified in Schedule I hereto (as amended, restated, supplemented or otherwise modified, “Indenture”);

WHEREAS, each Trust desires to borrow Loans from the Lender from time to time to fund payments that are not paid to such Trust at the time or in the amounts originally agreed to with the related Obligors of Trust Student Loans as a result of such Obligors’ use of available deferments, forbearances or income-driven repayment plans (such payments being referred to as “Slow Payments”), which such Trust believes are eventually repayable in full out of subsequent payments by such Obligors on the related Trust Student Loans or payments under the related Guarantee Agreements or through other Liquidation Proceeds of such Trust Student Loans; and

WHEREAS, the Lender may be willing to make subordinated Loans from time to time to each Trust to fund such Slow Payments on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained, the parties hereto agree as follows:

ARTICLE I

Section 1.01.  Defined Terms.  Except as otherwise specified herein or as the context may otherwise require, capitalized terms used but not otherwise defined herein are defined in the Indenture of the related Trust.  The principles of construction and rules of interpretation set forth in Article I of the Indenture shall apply, mutatis mutandis, to this Agreement, with each reference to “this Agreement” in such Section being a reference to this Agreement.  The following terms have the following meanings:

“Event of Default” means any event of default specified in Section 5.01.

“LIBOR Rate” means the daily weighted average of the rate per annum for each day during the period equal to the rate determined by the Lender to be the offered rate that appears on the Reuters Screen LIBOR01 page (or if such page does not exist on such comparable service as is customarily used to quote LIBOR) for deposits in United States dollars (for delivery on the first day of such period) with a one-month period, determined as of approximately 11:00 a.m. (London time) two Business Days prior to the first day of such period.

“Loan” means each loan of funds made to a Trust by the Lender pursuant to Section 2.01.

“Maturity Date” means with respect to the Loans of any Trust the earlier to occur of (i) the date designated as such in writing by such Trust and the Lender from time to time and (ii) the date this Agreement is terminated by the Lender with respect to such Trust pursuant to Section 5.02; provided, that in no event shall the Maturity Date for the Loans of any Trust occur prior to the date that is one year and one day after the payment in full of all obligations under the Indenture or any of the other Basic Documents (other than the Revolving Credit Agreement) of such Trust.

“Scheduled Expiration Date” means with respect to Loans to be made to any Trust, the Distribution Date relating to the final maturity date of the latest maturing class of Notes of such Trust.

“Spread” means a rate determined in good faith by the Lender to be a market rate of interest for advances to the applicable Trust; provided that in no event will the applicable rate be lower than the rate of interest payable on such Trust’s Class B Notes, plus 1.00%.

ARTICLE II

Section 2.01.  Loans to Trust.  Subject to the terms and conditions of this Agreement and in reliance on the representations and warranties set forth herein, the Lender, in its sole discretion, may make Loans to a Trust, from time to time from the date of this Agreement to and including the Scheduled Expiration Date.  The determination of the Lender to make a Loan will also be subject to the conditions that (and a Trust shall not request a Loan unless) (i) no event has occurred and is continuing, or would occur by the borrowing of the Loan, which constitutes an Event of Default hereunder with respect to such Trust or which, upon the giving of notice, the lapse of time, or both, would constitute an Event of Default hereunder with respect to such Trust; (ii) the proceeds of such Loan are used solely to fund Slow Payments on the Trust Student Loans of such Trust which the Lender and such Trust reasonably believe at the time of making such Loan are recoverable from subsequent payments by the Obligors on such Trust Student Loans or payments under any Guarantee Agreements or other Liquidation Proceeds of such Trust Student Loans; and (iii) the representations and warranties of such Trust contained in Section 3.01 are true and correct on and as of the date of each such Loan made to such Trust and will continue to be true and correct after such Loan is made.

Section 2.02.  Trust’s Obligations.  Each Trust severally and not jointly hereby promises to pay in full the unpaid principal amount of such Loans on the Maturity Date for such Loans and any and all accrued and unpaid interest on such Loans as more fully set forth in Section 2.04 below. The obligation of each Trust to pay the principal of and interest on the Loans of such Trust are several and not joint and shall be absolute and unconditional, shall be binding and, to the fullest extent permitted by law, enforceable in all circumstances whatsoever and shall not be subject to setoff, recoupment or counterclaim; provided, however, that such Trust shall only be obligated to pay principal of and interest on the Loans made to it (i) from distributions of Available Funds (if any) pursuant to and in accordance with the priority of payments set forth in the Administration Agreement of such Trust; (ii) following an Event of Default and acceleration of the Notes under the Indenture of such Trust, in accordance with the priority of payments set forth in the Indenture of such Trust; and (iii) after termination of the related Indenture, from funds of such Trust.  The Lender shall maintain on its books and records a register on which it will record each Loan made to each Trust and each repayment of any Loan by such Trust and interest thereon.  Any such recordation by the Lender shall be presumptively correct, absent manifest error.  Failure to make any such recordation, or any error in such recordation, shall not affect any Trust’s obligations hereunder.  The register relating to the Loans to a Trust shall be available for inspection by such Trust at any reasonable time and from time to time upon reasonable prior notice.

Section 2.03.  Requests for Loans.  A Trust must give the Lender notice of a request for a Loan at least one Business Day prior to the day on which such Trust wishes to receive the Loan.  Subject to the terms and conditions of this Agreement, the Lender will make the requested Loan on the Business Day specified in the notice in immediately available funds in accordance with such Trust’s payment instructions.

Section 2.04.  Interest.  (a) Interest will accrue on the average daily balance of the unpaid principal amount of the Loans, for each day from the date such Loans are made until they become due or are paid in full, at a rate per annum equal to the sum of the LIBOR Rate then in effect plus the Spread. Should any principal of, or accrued interest on, a Loan not be paid when due, such amount will bear interest from its due date until paid in full, at a rate per annum equal to the sum of (i) the LIBOR Rate plus the Spread, then in effect, plus (ii) one hundred basis points (1.00%).  In no event will the rate of interest hereunder exceed the maximum rate allowed by law.  A certificate of the Lender as to determination of the LIBOR Rate, the Spread, the calculation of the interest rate therefrom and the calculation of any interest due and payable will be, absent manifest error, conclusive and binding on the related Trust.

(b)           Interest on the Loans made to each Trust shall be payable on each Distribution Date during the term of this Agreement; provided, that if such day is not a Business Day, the payment date for such period shall be the Business Day immediately following such day (but only to the extent that such Trust has funds for such purpose in accordance with Section 2.02 hereof) and on the Maturity Date.  Interest will be computed on the basis of a year of 360 days and paid for the actual number of days elapsed (including the first day but excluding the last day).

Section 2.05.  Repayment and Prepayment of the Loans.  The outstanding principal amount of all Loans made to a Trust and all accrued and unpaid interest thereon will be due and payable in full on the related Maturity Date.  A Trust may prepay any outstanding Loan, in whole or in part, at any time without penalty.  Any amounts prepaid by such Trust may be reborrowed.  All payments of principal of and interest on the Loans will be made in lawful money of the United States, in immediately available funds, to the agent of the Lender (as may be designated in writing by the Lender from time to time).  If any such payment falls due on a day which is not a Business Day, such payment will be due on the next following Business Day.  Payments received by the Lender in respect of Loans made to a Trust will be applied: first, to accrued and unpaid interest on such Loans, and second, to the principal of such Loans.

Section 2.06.  Transfer Restrictions.  The Lender may not transfer any interest in the Loans to any Trust hereunder to persons other than affiliates of the Lender that are U.S. Persons for U.S. federal income tax purposes.  For this purpose, a “non-U.S. person” is a person other than “U.S. person” as defined in Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended.

ARTICLE III

Section 3.01.  Representations and Warranties.  To induce the Lender to extend this Agreement and to make Loans in its sole discretion hereunder, each Trust severally and not jointly represents and warrants as follows:

(a)           It is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware and is duly qualified to do business, and is in good standing, in every jurisdiction in which the nature of its business requires it to be so qualified;

(b)           It has full power and authority to enter into the transactions provided for in this Agreement and has been duly authorized to do so by all necessary and appropriate action and when executed and delivered by it, this Agreement will constitute the legal, valid and binding obligations of such Trust enforceable in accordance with their terms;

(c)           There does not exist any default or violation by it of or under any of the terms, conditions or obligations of: (i) its organizational documents; (ii) any material agreement or other instrument to which it is a party or by which it is bound; or (iii) any law, regulation, ruling, order, injunction, decree, condition or other requirement applicable to or imposed upon it by any law or by any governmental authority, court or agency; and

(d)           At the time of (and immediately after) each Loan is made to it hereunder, (i) such Trust is Solvent; (ii) such Trust’s cash on hand is sufficient to satisfy all of its current obligations; (iii) its capitalization, including its equity, is commercially reasonable and adequate to conduct its business as presently contemplated; and (iv) the financial capacity of such Trust to meet its financial commitments under this Agreement is adequate.

ARTICLE IV

Section 4.01  Compliance with Laws.  Each Trust severally and not jointly agrees that it shall comply with all applicable laws, rules and regulations in all material respects.

Section 4.02  Keeping of Records and Books of Account.  Each Trust shall maintain and keep proper books and records and account which enable such Trust to prepare and issue financial statements in accordance with generally accepted accounting principles and as otherwise may be required by any applicable law, rule or regulation and in which full, true and correct entries shall be made of all of its dealings and business and financial affairs.  Each Trust shall permit the Lender to examine and make excerpts from such books and records at such times and as often as the Lender may reasonably request.  Each Trust shall permit, upon the request of the Lender, an audit to be conducted of such Trust’s financial statements and books and records.  Any such audit shall be at such Trust’s expense and shall be conducted by independent accountants selected by the Lender.

Section 4.03  No Distributions.  Each Trust severally and not jointly agrees that it will not make any cash or in-kind distributions to its equity holders unless both before and after each such distribution the representations and warranties contained in Section 3.01 above with respect to such Trust would be true and correct.

ARTICLE V

Section 5.01  Events of Default.  Each of the following shall constitute an Event of Default with respect to a Trust:

(a)           such Trust fails to pay, within five Business Days after it is due and payable, any principal of or interest on any of the Loans made to it; provided, that for purposes of this Section 5.01(a), no principal or interest shall be considered due and payable on a date that is prior to the Maturity Date for such Loans; or

(b)           such Trust fails to perform or observe any other term or condition of any of this Agreement applicable to it and such event or circumstance, if capable of being cured, is not cured within 30 days after written notice thereof is given by the Lender to such Trust; or

(c)           an Event of Bankruptcy occurs with respect to such Trust.

Section 5.02  Remedies.  Upon the occurrence of an Event of Default with respect to a Trust, the Lender may do any one or more of the following (without presentment, protest or notice of protest, all of which are expressly waived by such Trust):  (i) terminate this Agreement with respect to such Trust and declare the principal of and interest on the Loans and all other sums owing by such Trust to the Lender under this Agreement forthwith due and payable, whereupon this Agreement with respect to such Trust will terminate and the principal of, and interest on, the Loans of such Trust and all such other sums of such Trust will become forthwith due and payable; and (ii) subject to Section 5.03, exercise all rights granted pursuant to this Agreement with respect to such Trust, in such order and in such manner as the Lender may, in its sole and exclusive judgment, determine.

Section 5.03  Subordination. Notwithstanding anything contained in this Agreement to the contrary, to the extent that the Lender is deemed to have any interest in any assets of any Trust, the Lender agrees that all amounts outstanding hereunder and its interest in those assets are subordinate in all respects to claims or rights of the Noteholders and any other secured parties under the Indenture of such Trust; and provided further, that notwithstanding any rights or remedies available to the Lender under this Agreement, applicable law or otherwise, prior to the time that all secured indebtedness or other secured obligations owned by such Trust, including the obligations of such Trust under its Indenture and other Basic Documents, shall have been repaid in full, (i) the Lender shall not, directly or indirectly, seek to accelerate or enforce (judicially or non-judicially) its rights hereunder or assert any claims or interests therein (including, without limitation, by setoff or notification of account debtors) against such Trust; and (ii) in the event that the Lender shall receive any payment or other distribution of any kind or character from a Trust constituting collateral that is pledged to the Indenture Trustee, as trustee for the benefit of the Noteholders and any other secured parties of such Trust other than funds transferred to the Lender, that are expressly permitted to be released to the Lender pursuant to the Administration Agreement of such Trust, or following an

Event of Default under the Indenture and an acceleration of the Notes of such Trust, under such Notes, such payment or other distribution shall be received in trust for such Noteholders and any other secured parties and shall be turned over to the Indenture Trustee for the benefit of the Noteholders and any other secured parties of such Trust forthwith by the Lender.  The Lender agrees that this Agreement constitutes a subordination agreement for purposes of Section 510(a) of the United States Bankruptcy Code, as amended from time to time (11 U.S.C. §§ 101 et seq.).

ARTICLE VI

Section 6.01  Amendments and Waivers.  Any provision of this Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and, in the case of an amendment, is signed by all the parties hereto and, in the case of a waiver, is signed by the party granting the waiver and then such waiver shall be effective only in the specific instance and for the specific purpose for which given.  To the extent the consent of the Lender is required under this Agreement, the determination as to whether to grant or withhold such consent shall be made by the Lender in its sole discretion without any implied duty toward any other Person, except as otherwise expressly provided herein or therein.

Section 6.02  Notices.  All notices and other communications provided for hereunder shall, unless otherwise stated herein, be in writing (including communication by facsimile copy or other electronic means) and mailed, delivered by nationally recognized overnight courier service, transmitted or delivered by hand, as to each party hereto, at its address set forth below or at such other address as shall be designated by such party in a written notice to the other parties hereto.  Each such notice, request or other communication shall be effective (i) if given by facsimile, when such facsimile is transmitted to the specified facsimile number and an appropriate confirmation is received, (ii) if given by mail, five days after being deposited in the United States mails, first class postage prepaid, (iii) if given by recognized courier guaranteeing overnight delivery, the Business Day following such day after such communication is delivered to such courier or (iv) if given by any other means, when delivered at the address specified in this Section 6.02.

If to the Lender:
Navient Corporation
123 Justison Street
Suite 300
Wilmington, Delaware 19801

If to a Trust:
c/o The Administrator
2001 Edmund Halley Drive
Reston, Virginia 20191

Section 6.03.  No Waivers; Remedies.  No failure or delay by any party hereto in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right.  The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

Section 6.04  Successors and Assigns.  The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, except that no party may assign or otherwise transfer any of its rights or obligations under this Agreement without the prior written consent of each other party, except as otherwise permitted by this Agreement, and any such purported assignment without such consent shall be void.

Section 6.05  Governing Law.  THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES THEREOF (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

Section 6.06  Severability.  Whenever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Agreement.

Section 6.07.  Submission to Jurisdiction.  EACH OF THE PARTIES HERETO HEREBY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND OF ANY NEW YORK STATE COURT SITTING IN THE CITY OF NEW YORK FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.  EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.  NOTHING IN THIS SECTION SHALL AFFECT THE RIGHT OF ANY PARTY HERETO TO BRING ANY ACTION OR PROCEEDING AGAINST ANY OTHER PARTY HERETO OR ANY OF THEIR PROPERTY IN THE COURTS OF OTHER JURISDICTIONS.

Section 6.08.  Waiver of Jury Trial.  EACH OF THE PARTIES HERETO HEREBY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG ANY OF THEM ARISING OUT OF, CONNECTED WITH, RELATING TO OR INCIDENTAL TO THE RELATIONSHIP BETWEEN THEM IN CONNECTION WITH THIS AGREEMENT.

Section 6.09.  Appointment of Service Agent.  Each Trust hereby appoints CT Corporation, located at 111 Eighth Avenue, New York, New York 10011, as the authorized agent upon whom process may be served in any action arising out of or based upon this Agreement or the transactions contemplated hereby that may be instituted in the United States District Court for the Southern District of New York and of any New York State court sitting in The City of New York by the Lender or any successor or assignee of any of them.

Section 6.10.  Bankruptcy Non-Petition and Limited Recourse.  Notwithstanding any other provision of this Agreement, the Lender covenants and agrees that it shall not, prior to the date which is one year and one day (or, if longer, any applicable preference period plus one day) after payment in full of the Notes and any other obligations under the Indenture or other Basic Documents of a Trust, institute against, or join any other Person in instituting against, such Trust, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding, or any similar proceeding under any federal or state bankruptcy or similar law; provided that nothing in this provision shall preclude or be deemed to stop any other party hereto from taking any action prior to the expiration of the aforementioned one year and one day period in (i) any case or proceeding voluntarily filed or commenced by a Trust or (ii) any involuntary insolvency proceeding filed or commenced against a Trust by a Person other than any other party hereto.  The obligations of each Trust under this Agreement are several and not joint and are unsecured obligations of the respective Trusts.  The Lender acknowledges that no Trust has any assets other than its Indenture Trust Estate and all amounts owed hereunder are by a Trust are limited recourse obligations only of such Trust and payable solely from Available Funds generated by the Indenture Trust Estate of such Trust and available for payment of such obligations under the Administration Agreement of such Trust.  In addition, no recourse shall be had for any amounts payable or any other obligations arising under this Agreement against any officer, member, director, employee, partner or security holder of any Trust or any of its successors or assigns.  The provisions of this Section shall survive the termination of this Agreement.

Section 6.11.  Limitation of Liability of Owner Trustee.  It is expressly understood and agreed by the parties that (a) this document is executed and delivered by Wells Fargo Delaware Trust Company, National Association, not individually or personally, but solely as Owner Trustee, in the exercise of the powers and authority conferred and vested in it, pursuant to the respective Trust Agreement of each Trust, (b) each of the representations, undertakings and agreements herein made on the part of the Trusts is made and intended not as personal representations, undertakings and agreements by Wells Fargo Delaware Trust Company, National Association but is made and intended for the purpose for binding only the Trusts, (c) nothing herein contained shall be construed as creating any liability on Wells Fargo Delaware Trust Company, National Association, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any person claiming by, through or under the parties hereto, and (d) under no circumstances shall Wells Fargo Delaware Trust Company, National Association be personally liable for the payment of any indebtedness or expenses of the Trusts or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trusts under this Amendment or any other related document.

Section 6.12.  Execution in Counterparts.  This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.  Delivery by facsimile or electronic mail of an executed signature page of this Agreement shall be effective as delivery of an executed counterpart hereof.

Section 6.13.  Integration.  This Agreement, including all exhibits, schedules and appendices and other documents attached hereto or incorporated by reference herein, constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes all other negotiations, understandings and representations, oral or written, with respect to the subject matter hereof.

Section 6.14.  Section Titles.  The section titles contained in this Agreement shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties.

Section 6.15.  Survival.  The provisions of this Article VI shall be continuing and shall survive termination of this Agreement.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date and year first above written.

NAVIENT STUDENT LOAN TRUST 2015-1
NAVIENT STUDENT LOAN TRUST 2015-2
NAVIENT STUDENT LOAN TRUST 2015-3

BY:  WELLS FARGO DELAWARE TRUST COMPANY, NATIONAL ASSOCIATION, not in its individual capacity but solely as Owner Trustee of each of the Trusts set forth above

By:  /s/ Amy L. Martin
 Name:  Amy L. Martin
 Title:    Vice President

NAVIENT CORPORATION, as the Lender

By:  /s/ Stephen J. O’Connell
 Name:  Stephen  J. O’Connell
 Title:    Senior Vice President and Treasurer

2

Schedule I

LIST OF INDENTURES

1.
INDENTURE, dated as of February 26, 2015, among NAVIENT STUDENT LOAN TRUST 2015-1, as Issuer, WELLS FARGO BANK, N.A., not in its individual capacity but solely as Eligible Lender Trustee, and WELLS FARGO BANK, N.A., not in its individual capacity but solely as the Indenture Trustee, as amended, supplemented or modified from time to time.

2.
INDENTURE, dated as of April 23, 2015, among NAVIENT STUDENT LOAN TRUST 2015-2, as Issuer, WELLS FARGO BANK, N.A., not in its individual capacity but solely as Eligible Lender Trustee, and WELLS FARGO BANK, N.A., not in its individual capacity but solely as the Indenture Trustee, as amended, supplemented or modified from time to time.

3.
INDENTURE, dated as of June 18, 2015, among NAVIENT STUDENT LOAN TRUST 2015-3, as Issuer, WELLS FARGO BANK, N.A., not in its individual capacity but solely as Eligible Lender Trustee, and WELLS FARGO BANK, N.A., not in its individual capacity but solely as the Indenture Trustee, as amended, supplemented or modified from time to time.